(5)
July 3, 2000

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549


Commissioners:


 We have read the statements made by the below-noted Funds (copy attached), which we understand will be filed with the Commission, pursuant to Item 77K of Form N-SAR, as part of each of the below-noted Fund's Form N-SAR for the period ending subsequent to the date of this letter. We agree with the statements concerning our Firm to be included in such
Form
 N-SARs.
                                                Commission
                           Fund                     File
Number

Active Assets California Tax-Free Trust           33-41685
Active Assets Institutional Money Trust           333-91725
Active Assets Government Securities Trust         2-71558
Active Assets Money Trust                         2-71560
Active Assets Premier Money Trust                 333-91727
Active Assets Tax-Free Trust                      2-71559
Morgan Stanley Dean Witter Aggressive Equity Fund 333-39579 Morgan Stanley Dean Witter 21st Century Trend Fund 333-88703 Morgan Stanley Dean Witter American Opportunities
  Fund                                             2-66269
Morgan Stanley Dean Witter Balanced Growth Fund   33-56853
Morgan Stanley Dean Witter Balanced Income Fund   3-56851
Morgan Stanley Dean Witter California Insured
Municipal Income Trust                            33-54606
Morgan Stanley Dean Witter California Quality
Municipal Securities                              33-59282
Morgan Stanley Dean Witter California Tax-Free
  Daily Income Trust                               33-21803
Morgan Stanley Dean Witter California Tax-Free
 Income Fund                                      2-91103
Morgan Stanley Dean Witter Capital Growth Securities33-32519 Morgan Stanley Dean Witter Competitive Edge Fund 333-38297 Morgan Stanley Dean Witter Convertible Securities
  Trust                                            2-97963
Morgan Stanley Dean Witter Developing Growth
Securities Trust                                  2-81151
                                                Commission
                           Fund                     File
Number
Morgan Stanley Dean Witter Diversified Income Trust 33-44782 Morgan Stanley Dean Witter Dividend Growth Securities
 Inc.                                               2-70423
Morgan Stanley Dean Witter Equity Fund              333-
49585
Morgan Stanley Dean Witter European Growth Fund Inc.33-33530 Morgan Stanley Dean Witter Federal Securities Trust 33-10363 Morgan Stanley Dean Witter Financial Services Trust 333-
16177 Morgan Stanley Dean Witter Fund of Funds      333-
30765
Morgan Stanley Dean Witter Global Dividend Growth
Securities                                          33-59004
Morgan Stanley Dean Witter Global Utilities Fund    33-50907
Morgan Stanley Dean Witter Government Income Trust  33-18699
Morgan Stanley Dean Witter Growth Fund              33-45450
Morgan Stanley Dean Witter Hawaii Municipal Trust   33-58175
Morgan Stanley Dean Witter Health Science Trust     33-48189
Morgan Stanley Dean Witter High Income Advantage
Trust                                               33-15361
Morgan Stanley Dean Witter High Income Advantage
Trust II                                            33-23013
Morgan Stanley Dean Witter High Income Advantage
Trust III                                           33-25764
Morgan Stanley Dean Witter High Yield
Securities Inc.                                     2-64782
Morgan Stanley Dean Witter Income Builder Fund      333-
01995
Morgan Stanley Dean Witter Income Securities Inc.   2-46859
Morgan Stanley Dean Witter Information Fund         33-87472
Morgan Stanley Dean Witter Insured California
Municipal Securities                                33-50713
Morgan Stanley Dean Witter Insured Municipal
Bond Trust                                          33-33631
Morgan Stanley Dean Witter Insured Municipal
Income Trust                                        33-46371
Morgan Stanley Dean Witter Insured Municipal
Securities                                          33-50663
Morgan Stanley Dean Witter Insured Municipal Trust 33-43096 Morgan Stanley Dean Witter Intermediate Income
Securities                                          33-24245
Morgan Stanley Dean Witter International Fund       333-
66203
Morgan Stanley Dean Witter International
SmallCap Fund                                       33-53295
Morgan Stanley Dean Witter Japan Fund               333-
00437
Morgan Stanley Dean Witter Latin American
Growth Fund                                         33-46515
Morgan Stanley Dean Witter Limited Term
Municipal Trust                                     33-62158
Morgan Stanley Dean Witter Liquid Asset Fund Inc.   2-53856
                                                Commission
                           Fund                     File
Number

Morgan Stanley Dean Witter Market Leader Trust      333-
15813
Morgan Stanley Dean Witter Mid-Cap Dividend
Growth Securities                                   333-
43135
Morgan Stanley Dean Witter Mid-Cap Equity Trust     33-63685
Morgan Stanley Dean Witter Municipal Income
Opportunities Trust                                 33-22764
Morgan Stanley Dean Witter Municipal Income
Opportunities Trust II                              33-27712
Morgan Stanley Dean Witter Municipal Income
Opportunities Trust III                             33-33598
Morgan Stanley Dean Witter Municipal Income Trust     33-
15283
Morgan Stanley Dean Witter Municipal Income
Trust II                                            33-20697
Morgan Stanley Dean Witter Municipal Income
Trust III                                           33-29765
Morgan Stanley Dean Witter Municipal Premium
Income Trust                                        33-25605
Morgan Stanley Dean Witter Natural Resource
Development Securities Inc.                         2-70421
Morgan Stanley Dean Witter New Discoveries Fund     333-
37936
Morgan Stanley Dean Witter New York Municipal
Money Market Trust                                  33-32763
Morgan Stanley Dean Witter New York Quality
Municipal Securities                                33-59248
Morgan Stanley Dean Witter New York Tax-Free
Income Fund                                         2-95664
Morgan Stanley Dean Witter Next Generation Trust    333-
82729
Morgan Stanley Dean Witter North American
Government Income Trust                             33-46049
Morgan Stanley Dean Witter Pacific Growth Fund Inc. 33-35541
Morgan Stanley Dean Witter Prime Income Trust       333-
67701
Morgan Stanley Dean Witter Quality Municipal
Income Trust                                        33-46372
Morgan Stanley Dean Witter Quality Municipal
Investment Trust                                    33-43000
Morgan Stanley Dean Witter Quality Municipal
Securities                                          33-59284
Morgan Stanley Dean Witter Real Estate Fund         333-
68077
Morgan Stanley Dean Witter S&P 500 Index Fund       333-
29721
Morgan Stanley Dean Witter S&P 500 Select Fund      333-
56609
Morgan Stanley Dean Witter Select Municipal
Reinvestment Fund                                   2-84376
Morgan Stanley Dean Witter Short-Term Bond Fund     33-50857
Morgan Stanley Dean Witter Short-Term U.S.
Treasury Trust                                      33-41187
Morgan Stanley Dean Witter Small Cap Growth Fund    33-48765
Morgan Stanley Dean Witter Special Value Fund       333-
06935
Morgan Stanley Dean Witter Strategist Fund          33-23669



                                                Commission
                           Fund                     File
Number

Morgan Stanley Dean Witter Tax-Exempt
Securities Trust                                    2-66268
Morgan Stanley Dean Witter Tax-Free Daily
Income Trust                                        2-67087
Morgan Stanley Dean Witter Tax-Managed Growth Fund 333-93935 Morgan Stanley Dean Witter Total Market Index Fund 333-74337 Morgan Stanley Dean Witter Total Return Trust 33-81012
Morgan Stanley Dean Witter U.S. Government Money
Market Trust                                        2-74980
Morgan Stanley Dean Witter U.S. Government
Securities Trust                                    2-86966
Morgan Stanley Dean Witter Utilities Fund           33-18983
Morgan Stanley Dean Witter Value Fund               333-
58643
Morgan Stanley Dean Witter Value-Added
 Market Series                                      33-14629
Morgan Stanley Dean Witter World Wide Income Trust    33-
26375 Morgan Stanley Dean Witter Multi-State Municipal
Series Trust                                        33-37562
Morgan Stanley Dean Witter Select Dimensions
Investment Series                                   33-54047
Morgan Stanley Dean Witter Variable Investment
 Series                                             2-82510
TCW/DW Term Trust 2000                              33-64472
TCW/DW Term Trust 2002                              33-51482
TCW/DW Term Trust 2003                              33-57252

Very truly yours,



PricewaterhouseCoopers LLP